UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On Tuesday, May 16, 2023, Knight-Swift Transportation Holdings Inc. (the "Company") held its Annual Meeting of Stockholders. The matters voted upon at the 2023 Annual Meeting of Stockholders and the results of such voting are set forth below.

Proposal No. 1:	The Company's stockholders elected eleven directors, each such director to serve a term of one year:

		For	Against	Abstain	Broker Non-Votes
	Reid Dove	131,341,237	13,999,338	123,258	5,453,959
	Michael Garnreiter	139,636,030	5,702,301	125,502	5,453,959
	Louis Hobson	140,831,290	4,506,817	125,726	5,453,959
	David Jackson	142,289,899	3,050,165	123,769	5,453,959
	Gary Knight	140,229,889	5,002,385	231,559	5,453,959
	Kevin Knight	138,285,388	6,681,656	496,789	5,453,959
	Kathryn Munro	130,746,441	14,618,103	99,289	5,453,959
	Jessica Powell	144,536,797	827,929	99,107	5,453,959
	Roberta Roberts Shank	139,571,353	5,793,500	98,980	5,453,959
	Robert Synowicki, Jr.	140,464,555	4,874,118	125,160	5,453,959
	David Vander Ploeg	138,565,156	6,774,293	124,384	5,453,959

Proposal No. 2:	The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers:

	For	Against	Abstain	Broker Non-Votes
	136,844,735	8,397,419	221,679	5,453,959

Proposal No. 3:	In a non-binding, advisory vote, the Company’s stockholders voted as follows on the proposal to select the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
	137,380,254	30,151	7,958,314	95,114	5,453,959

Proposal No. 4:	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023:

	For	Against	Abstain
	149,261,468	1,554,747	101,577

Proposal No. 5:	The Company’s stockholders voted against a stockholder proposal for an independent board chairperson:

	For	Against	Abstain	Broker Non-Votes
	51,298,510	94,008,699	156,624	5,453,959

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	May 17, 2023	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer